LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT ("Agreement") is dated and effective as of the 6 day of October, 1998 by and between Compu-DAWN, Inc., a Delaware corporation ("Lender"), and LocalNet Communications, Inc., a Florida corporation ("Borrower").

                                 R E C I T A L S

         WHEREAS, Lender for adequate and bargained for consideration agrees to advance monies to Borrower under the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the respective representations, warranties, agreements and covenants in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the conditions contained in this Agreement, the parties, intending to be legally bound, hereby agree as follows:

                                    SECTION 1
                                   DEFINITIONS

         1.1      Specific Definitions.  The following definitions shall apply:

         (a) "Account Debtors" shall mean Borrower's customers and all other persons who are obligated or indebted to Borrower in any manner, whether directly or indirectly, primarily or secondarily, contingently or otherwise, with respect to Accounts.

         (b) "Accounts" shall mean all accounts, accounts receivable, monies and debt obligations in any form owing to Borrower (whether arising in connection with contracts, contract rights, instruments, general intangibles or chattel paper) arising out of the rendition of services by Borrower whether or not earned by performance; all deposit accounts, credit insurance, guaranties, letters of credit, advices of credit and other security for any of the above; Borrower's Books relating to any of the foregoing, and without limiting the foregoing, the "Accounts" shall mean "Accounts" under the Uniform Commercial Code.

         (c) "Advance" shall mean an advance of loan proceeds constituting all or a part of the Loan.

         (d) "Borrower's Books" shall mean Borrower's books and records including, but not limited to: minute books; ledgers; records indicating, summarizing or evidencing Borrower's assets, liabilities and the Accounts; all information relating to Borrower's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs and other computer-prepared information and the equipment containing such information.

         (e) "Closing Date" shall mean the date hereof.


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         (f)  "Collateral"  shall  mean and  include  any and all  tangible  and intangible assets, including without limitation all of Borrower's right, title and interest in local and long distance revenues earned, and received by, or due to, Borrower from Unidial Incorporated as well as all of Borrower's right, title and interest in Internet service revenues earned, and received by, the Borrower from Earthlink Network, Inc. in which Borrower has or shall have an interest now or hereafter existing or acquired, and wherever located, together with all additions and accessions thereto and replacements and substitutions thereof and all Proceeds and products of the foregoing.

         (g)  "Distribution"  shall mean,  with respect to any shares of capital stock or any Warrant or right to acquire shares of capital stock or any other security: (i) the retirement, redemption, purchase or other acquisition, directly or indirectly, for value by the issuer of any such security, except to the extent that the consideration therefor consists of shares of stock; (ii) the declaration or (without duplication) payment of any dividend in cash, directly or indirectly, on or with respect to any such security; (iii) any investment in the holder of five percent (5%) or more of any such security if a purpose of such investment is to avoid characterization of the transaction as a Distribution; and (iv) any other cash payment constituting a distribution under applicable laws with respect to such security.

         (h) "Event of Default" shall have the meaning specified in Section 11 hereof.

         (i) "GAAP" means generally accepted accounting principles set forth in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board, consistently applied.

         (j) Indebtedness means, (i) indebtedness for borrowed money of for the deferred purchase price of property or services in respect of which Borrower is liable, contingently or otherwise, as obligor or otherwise or any commitment by which Borrower assures a creditor against loss, including contingent reimbursement obligations with respect to letters of credit, (ii) indebtedness guaranteed in any manner by Borrower including guarantees in the form of an agreement to repurchase or reimburse, (iii) obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital in respect of which obligations Borrower is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations assures a creditor against loss, and (iv) any unfunded obligation of Borrower to any benefit plan or multi-employer plan.

         (k) "Lender Expenses" shall mean: (i) all costs or expenses (including, without limitation, taxes and insurance premiums) required to be paid by Borrower under this Agreement or under any of the other Loan Documents that are paid or advanced by Lender; (ii) filing, recording, publication and search fees paid or incurred by Lender in connection with Lender's transactions with Borrower; (iii) costs and expenses incurred by Lender to correct any Event of Default or enforce any provision of the Loan Documents or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, and preparing for sale or advertising to sell the Collateral, whether or not a sale is consummated, in any such case only after the occurrence of an Event of Default;
(iv) costs and expenses of suit incurred by Lender in enforcing or defending the Loan Documents or any portion

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thereof; (v) costs and expenses incurred by Lender to convert any data submitted to Lender by Borrower to an acceptable form; and (vi) Lender's reasonable attorney fees and expenses incurred (before or after execution of this Agreement) in advising Lender with respect to, or in structuring, drafting, reviewing, negotiating, amending, terminating, enforcing, defending or otherwise concerning, the Loan Documents or any portion thereof, irrespective of whether suit is brought.

         (l) "Lien" shall mean any security interest, mortgage, pledge, assignment, lien or other encumbrance of any kind, including any interest of a vendor under a conditional sale contract or consignment and any interest of a lessor under a capital lease.

         (m) "Loan" shall mean each loan or any other loan or loans made by Lender to Borrower pursuant to this Agreement.

         (n) "Loan Documents" shall mean: (i) this Agreement; (ii) the Secured Promissory Note; (iii) the Pledge Agreement; (iv) and any other agreements or documents hereafter delivered to secure repayment of the Loan; (iv) any other certificates, documents, instruments, or financing statements delivered by Borrower to Lender pursuant to the terms of this Agreement.

         (o) "Note" shall mean the Secured Promissory Note executed by Borrower pursuant to the terms of this Agreement.

         (p) "Obligations" shall mean any and all indebtedness, obligations, liabilities, and guarantees of any kind of Borrower to Lender, now existing or hereafter arising, and whether direct or indirect, acquired outright, conditionally, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortuous, liquidated or unliquidated, arising by operation of law or otherwise, whether or not of a nature presently contemplated by the parties or subsequently agreed to by them.

         (q) "Permitted Liens" shall mean: (i) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not yet due or is being contested as permitted in this Agreement; (ii) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which has not expired, or in respect of which Borrower is in good faith prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review has been secured;
(iii) Liens and priority claims incidental to the conduct of business or the ownership of properties and assets (including warehouse's and attorney's Liens and statutory landlord's Liens); deposits, pledges or Liens to secure the performance of bids, tenders, or trade contracts, or to secure statutory obligations; and surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided that in each case the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings; and further provided that any such warehouse's or statutory landlord's Liens have been subordinated to the Liens of Lender in a manner satisfactory to Lender; and (iv) Liens existing on the date of this Agreement that secure Indebtedness of Borrower outstanding on such date and that have been disclosed to Lender;

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         (r) "Proceeds"  shall mean all proceeds of the Collateral and documents covering Collateral; all property received wholly or partly in trade or exchange for Collateral; and all revenues, profits and proceeds arising from the sale, encumbrance, collection or any other temporary or permanent disposition of the Collateral or any interest therein.

         (s) "Subordinate Obligations" shall mean all Indebtedness of Borrower subordinated to the Obligations pursuant to subordination and/or intercreditor agreements (the "Subordination Agreements") in form satisfactory to Lender, including, without limitation the Indebtedness set forth on Schedule 1.1(s) attached hereto.

         (t) All other terms used herein which are not otherwise defined herein and are defined in the Uniform Commercial Code of the State of New York ("UCC") shall have the meanings therein stated.

         1.2 Generally Accepted Accounting Principles and Uniform Commercial Code. All financial terms used in this Agreement, other than those defined in this Section 1, have the meanings accorded to them under GAAP. All other terms used in this Agreement, other than those defined in this Section 1, have the meanings accorded to them in the New York Uniform Commercial Code.

         1.3      Construction.

         (a) Unless the context of this Agreement clearly requires otherwise, the plural includes the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning of the phrase "and/or." The words "hereof," "hereby," "hereunder" and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement.

         (b) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties and its counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish the purposes and intentions of all parties hereto fairly.

                                    SECTION 2
                                      LOAN

         2.1      The Loan.

         (a) Subject to the terms and conditions and relying on the representations and warranties set forth herein and further subject to the provisions of Section 2.1(b) hereof, Lender agrees to make Advances as a Loan to Borrower from time to time during the period commencing on the Closing Date and terminating twelve months from the Closing Date in the aggregate amount of up to Five Hundred Thousand Dollars ($500,000) (the "Amount").


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         (b) Notwithstanding the provisions of Section 2.1(a), Lender shall only be required to Advance to Borrower from time to time an aggregate amount equal to an aggregate of other loans, advances or investments (collectively the "Other Financing Proceeds") received by the Borrower or its escrow agent from other persons on terms and conditions acceptable to the Lender, provided the Lender has received evidence acceptable to it that the Borrower or its escrow agent has received such Other Financing Proceeds, it being agreed that a letter from [Name of Firm], stating that it has received and is holding [amount] of Other Financing Proceeds on behalf of the Borrower and that there are no conditions to [Name of Firm] releasing the Other Financing Proceeds to the Borrower other than the delivery of the Advances by the Lender to the Borrower in accordance with the terms of this Agreement, shall be deemed to be acceptable evidence for the purposes hereof.

         2.2 Note. The Loan made by the Lender under this Agreement shall be evidenced by, and repaid with interest in accordance with, the terms of the Note in substantially the form attached as Schedule "2.2" duly completed, in the original principal amount equal to the Amount, dated the Closing Date, payable to the Lender and maturing as to principal on September __, 1999. The principal amount of Advances received by the Borrower shall be recorded in its books and records of original entry, which recordations shall be conclusive as to the outstanding balance of and other information related to the Loan.

         2.3 Use of Proceeds. The proceeds of the Loan shall be used by Borrower for the business purpose(s) set forth in Schedule "2.3."

         2.4 Term of Agreement; Prepayment. The term of this Agreement is twelve
(12) months from the Closing Date.

         2.5 Interest on the Loan. The Loan shall bear simple interest at the rate of twelve percent (12%) . Interest shall be calculated on the basis of a year of three hundred sixty (360) days, but for the actual number of days elapsed. Interest shall be accrued and paid together with the principal amount when such principal is due, whether on the Due Date (as that term is defined in the Note) or as a result of acceleration.

         2.6 Conditions to the Closing. Lender's obligation to make the initial Advance (the "Initial Advance") of the Loan proceeds hereunder is subject to Lender's determination that Borrower, as of the Closing Date, has substantially satisfied the following conditions precedent:

         (a) The representations and warranties set forth in this Agreement and in the other Loan Documents shall be true and correct on and as of the Closing Date, and Borrower shall have performed all obligations which were to have been performed by it hereunder.

         (b) Lender shall have received each of the following, in form and substance satisfactory to Lender:

                  (i) certified copies of all corporate (including stockholder, if required) action taken by Borrower to authorize (A) the borrowings hereunder and (B) the execution, delivery and


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performance in accordance with their  respective  terms of this  Agreement,  the
Loan Documents and any other documents executed in connection with this Agreement;

                  (ii) a certificate of incumbency with respect to the officers of Borrower authorized to execute and deliver this Agreement and the Loan Documents;

                  (iii) copies of the Certificate of Incorporation and By-Laws of Borrower, as restated or amended to the date of the making of the Initial Advance, certified, with respect to the Certificate of Incorporation, by the appropriate authority in the jurisdiction of incorporation, and, with respect to the By-Laws, by an appropriate officer of Borrower;

                  (iv) certificates of good standing for Borrower from the appropriate authority in the jurisdiction of incorporation, and in each other jurisdiction in which the Borrower is qualified to do business;

                  (v) duly executed copies of the Note and the other Loan Documents;

                  (vi) a signed copy of the opinion of Robert E. Meshel, P.C., counsel for Borrower, dated the date of the Initial Advance, in the form attached hereto as Exhibit 2.6(b)(vi)

                  (vii) acknowledgment copies of the filing of all UCC and similar state financing statements filed in connection with the perfection of Lender's security interest in the Collateral;

                  (viii)  a  UCC  search   report  and  similar   state  reports
confirming that there are no liens on the Collateral other than those granted hereby any Permitted Loans; and

                  (ix) certificates of insurance and loss payable clauses covering the Collateral and meeting the requirements of paragraph 10.16.

                  (x)  Subordination  Agreements  from the  persons set forth on
Schedule 1.1(s) attached hereto.

         (c) The intended uses of the Advance shall be in strict conformity with a budget to be agreed upon between Lender and Borrower (the "Budget").

         2.7 Conditions to Advances. Lender's obligation to make each Advance (including the Initial Advance) is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such
Advance:

         (a) All of the representations and warranties of Borrower made under this Agreement and each other Loan Document shall be true and correct in all material respects at the time of the disbursement of such Advance as if made as of such date, Borrower shall have performed and complied in all material respects with all covenants and agreements required by this Agreement and each other Loan Document to be performed or complied with by Borrower, and Lender shall have

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received a certificate,  dated the date of the Advance,  signed by the President of Borrower as to the satisfaction of the foregoing conditions. Lender may, in its sole discretion, without waiving this condition, consider it fulfilled, and a representation by Borrower to such effect made, if no written notice to the contrary is received from Borrower prior to the making of such Advance.

         (b) The corporate actions of Borrower referred to in Section 2.6(b)(i) hereof shall remain in full force and effect, the incumbency of officers shall be as stated in the certificates of incumbency delivered pursuant to Section 2.6(b)(ii) hereof or as subsequently modified and reflected in a certificate of incumbency delivered to Lender, the respective Certificates of Incorporation and ByLaws delivered pursuant to Section 2.6(b)(iii) hereof shall remain unmodified, Borrower shall remain in good standing in each jurisdiction of incorporation and in each other jurisdiction in which the entity is qualified to do business and Lender shall have received a certificate, dated the date of the Advance, signed by the President of Borrower as to the satisfaction of the foregoing conditions. Lender may, in its sole discretion, without waiving this condition, consider it fulfilled, and a representation by Lender to such effect made, if no written notice to the contrary is received from Borrower prior to the making of such Advance.

         (c) No Event of Default (as hereinafter defined) shall have occurred and be continuing and Lender shall have received a certificate, dated the date of the Advance, signed by the President of Borrower as to the satisfaction of the foregoing conditions.

         (d) There shall not be any litigation, investigation or proceeding of or before any court, arbitrator or authority pending or threatened against Lender or Borrower seeking, nor any injunction, writ, temporary restraining order or any order or judgment of any nature issued by any court, arbitrator or authority directing, that the transactions provided for herein not be consummated as herein provided.

         (e) Borrower shall have delivered to Lender a purchase order, executed on behalf of Borrower, with respect to the intended use of the Advance (the "Purchase Order").

         (f) Borrower shall not have suffered a material adverse change in its business, operations or financial condition from that reflected in the Financial Statements of Borrower delivered to Lender or otherwise.

         (g) Lender shall have received such additional supporting documents, certificates and assurances as Lender shall reasonable require which shall be satisfactory to Lender in form and substance.

         (h) That the repayment of certain indebtedness to the Borrower, and the rights of the creditors relating to certain indebtedness by Borrower in the aggregate amount of $290,000 as of August 31, 1998, as represented in the Borrower's draft balance sheet of that date furnished by the Borrower to the Lender prior to the date hereof, and more particularly described on Schedule 2.7(h) attached hereto, shall have been subordinated in all respects to the rights of the Lender hereunder and under the other Loan Documents upon terms and conditions reasonably satisfactory to the Lender

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and the Lender shall have received Subordination  Agreements from such creditors pursuant to Section 2.6(b)(x).

         (i) Lender shall have received evidence reasonably acceptable to it (as described in Section 2.1(b) hereof) that Borrower and/or its escrow agent has received Other Financing Proceeds in the aggregate amount at least equal to the aggregate amount to the Advances made and to be made.

         2.8 Disbursement of Advances. Lender is authorized to make any and all Advances directly to the vendor indicated on the Purchase Order and all such payments shall be considered Advances hereunder.

         2.9 One Loan. All Advances shall constitute one Loan and all Obligations shall constitute one general obligation secured by Lender's security interest in all of the Collateral and by all other liens heretofore, now, or at any time or times hereafter granted by Borrower to Lender in connection with this Agreement. Borrower agrees that all of the rights of Lender set forth in this Agreement or the Note shall apply to any modification of or supplement to this Agreement.

                                    SECTION 3
                                SECURITY INTEREST

         3.1 Grant of Security Interest. In order to secure prompt payment and performance of all Obligations, Borrower hereby grants to Lender a valid, binding and continuing first-priority pledge and security interest in all of the Collateral whether now owned or existing or hereafter acquired or arising and regardless of where located, subject only to Permitted Liens. This security interest in the Collateral shall attach to all Collateral without further action on the part of Lender or Borrower. The Collateral shall be subject only to Permitted Liens together with such third-party consents, lien waivers and estoppel certificates as Lender shall reasonably require.

         3.2 Pledge of Securities. As additional security to insure prompt payment and performance of all Obligations, Rudy C. Theale, Jr., the Chief Executive Officer of the Borrower, has agreed to pledge his equity interest in the Borrower as more particularly set forth under the terms and conditions of the "Pledge Agreement."



                                    SECTION 4
                            SPECIFIC REPRESENTATIONS

         4.1 Name of Borrower. The exact name of the Borrower is LocalNet Communications, Inc.

         4.2 Mergers and Consolidations. No entity has merged into any of Borrower or been consolidated with Borrower.

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         4.3  Purchase of Assets.  The  Borrower  has not sold any of its assets except in the ordinary course of business.

         4.4  Change of Name or  Identity.  Borrower  shall not change its name,
business   structure  or  identity  or  use  a  new  trade  name  without  prior notification to Lender or merge into or consolidate with any other entity.

                                    SECTION 5
                         PROVISIONS CONCERNING ACCOUNTS

         5.1 Office and Records of Borrower. Borrower's chief executive offices are located at: 12735 Gran Bay Parkway West, Building 200, Jacksonville, Florida 32241. Borrower has not at any time within the past month maintained their chief executive office or their records with respect to the Accounts at any other location (other than at 6440 Atlantic Boulevard, Jacksonville, Florida 32211), and shall not do so hereafter except with thirty (30) days prior written notice to Lender.

         5.2 Representations. Borrower represents and warrants that the Accounts securing this Loan at the time of Closing: (a) will be owned solely by Borrower;
(b) will be for a liquidated amount maturing as stated in Borrower's books; (c) will be a bona fide existing obligation created by the rendition of services to those customers set forth in Schedule "3.1;" and (d) will not be subject to any known deduction, offset, counterclaim, return privilege, or other condition, except as reflected on Borrower's Books. Borrower shall neither redate any invoices or reissue new invoices in full or partial satisfaction of old invoices. Allowances, if any, as between Borrower and the customers set forth in Schedule "3.1" will be on the same basis and in accordance with the usual customary practices of Borrower as they exist on the date of this Agreement.

         5.3 Lender's Rights. Any officer, employee or agent of Lender shall have the right, at any reasonable time or times hereafter, in the name of Lender or its nominee (including Borrower), to verify the validity, amount or any other matter relating to any Accounts by mail, telephone or otherwise; and all reasonable costs thereof shall be payable by Borrower to Lender. Lender, or its designee may at any time after default by Borrower hereunder notify the customers set forth in Schedule "3.1" has been assigned to Lender or of Lender's security interest therein and after an Event of Default by Borrower hereunder collect the same directly and charge all reasonable collection costs and expenses to Borrower's account.

         5.4 Disclaimer of Liability. Lender shall not be liable to Borrower or any third person for the correctness, validity or genuineness of any checks, instruments, or similar documents released or endorsed to Borrower by Lender (which shall automatically be deemed to be without recourse to Lender in any event) or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and Lender, by accepting a Lien on the Collateral or by releasing any Collateral to Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or creditor of Borrower or to any other third party. Borrower agrees to indemnify and defend Lender and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this Section 5.4.

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         5.5  Post-Default  Rights.  If an Event of Default has  occurred and is continuing  hereunder,  no  discount,  credit or  allowance  shall be granted or
permitted  by  Borrower  to  any  Account  Debtor;   provided,   however,  that,
notwithstanding the existence of an Event of Default: (i) Borrower may continue to invoice and bill the customers set forth in Schedule "3.1" under discount, credit and allowance arrangements that Borrower maintained in the ordinary course of business prior to such Event of Default occurring; and (ii) Account Debtors may, during the continuance of an Event of Default, utilize discount, credit and allowance arrangements that Borrower extended to them in the ordinary course of business. Lender may, after an Event of Default, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms that Lender considers advisable, and in such cases, Lender will credit Borrower's account with only the net amounts received by Lender in payment of such disputed Accounts, after deducting all Lender Expenses incurred in connection therewith.

         5.6 Year 2000. The Borrower will not incur any Year 2000 liability (as that term is hereafter defined) which will result in a material adverse affect on the Borrower, its business, financial condition or its prospects. "Year 2000 Liability" means any cost, expense, liability or obligation (actual, potential, contingent or otherwise) of the Borrower arising out of the failure or inability of any software, hardware, or systems (whether owned or used by the Borrower and its any of its vendors, customers or other third parties) to correctly (i) process, provide and receive date data within and between the years 1999 and 2000 and (ii) account for all required leap year calculations for the year 2000.


                                    SECTION 6
                         PROVISIONS CONCERNING CONTRACTS

         6.1      Contracts.

         (a) Schedule "6.1(a)" is a true and complete list of all material contracts and agreements to which Borrower is a party with respect to the Collateral or Account Debtors.

         (b) Borrower shall not amend, modify or supplement any contract or agreement included in the Collateral or waive any provision thereof other than in accordance with Borrower's standard business practice, nor shall such standard business practice be materially changed without Lender's consent, which shall not be unreasonably withheld.

         (c) Borrower shall remain liable to perform all of its duties and obligations under any contracts and agreements included in the Collateral to the same extent as if this Agreement had not been executed; and Lender shall not have any obligation or liability under such contracts and agreements by reason of this Agreement or otherwise.

         (d) Borrower need not pay any amount due under any contract or agreement nor otherwise perform any action required under the terms of any such contract or agreement, if such payment or performance is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, if Lender is notified in advance of such contest, and if Borrower establishes any reserve or other appropriate provision required by GAAP and deposits with Lender cash or an acceptable bond reasonably requested by Lender.

                                    SECTION 7
                     OTHER PROVISIONS CONCERNING COLLATERAL

         7.1 Further Assurances. Borrower shall execute and deliver to Lender, concurrent with Borrower's execution of this Agreement and at any time or times hereafter at the request of Lender, all financing statements, continuation financing statements, security agreements, chattel mortgages, assignments, endorsements of certificates of title, applications for titles, affidavits, reports, notices, schedules of Accounts, letters of authority and all other documents Lender may reasonably request, in form satisfactory to Lender, to perfect and maintain perfected Lender's Liens in the Collateral and in order to consummate fully all of the transactions contemplated under the Loan Documents. Borrower hereby irrevocably makes, constitutes and appoints Lender (and any of Lender's officers, employees or agents designated by Lender) as Borrower's true and lawful attorney with power to sign the name of Borrower on any of the above-described documents or on any other similar documents that need to be executed, recorded or filed in order to perfect or continue to be perfected Lender's Liens in the Collateral. Lender shall provide Borrower with written notice prior to signing the Borrower's name on the documents referred to in this Section.

         7.2 Lender's Duty of Care. Lender shall have no duty of care with respect to the Collateral except that Lender shall exercise reasonable care with respect to the Collateral in Lender's custody. Lender shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which Lender accords its own property or if Lender takes such action with respect to the Collateral as Borrower shall request to or agree in writing; provided, however, that neither failure to comply with any such request nor any omission to do any such act requested by Borrower shall be deemed a failure to exercise reasonable are. Lender's failure to take steps to preserve rights against any parties or property shall not be deemed to be failure to exercise reasonable care with respect to the Collateral in Lender's custody.

         7.3 Lender Expenses. If Borrower fails, as required by the terms hereof, (i) to pay any monies (whether taxes, assessments, insurance premiums or otherwise) due the third persons or entities, (ii) to make any deposits or furnish any required proof of payment or deposit, or (iii) to discharge any Lien not permitted hereby, then Lender may, to the extent that it determines that such failure by Borrower could have a material adverse effect on Lender's interests in the Collateral, in its discretion and without prior notice to Borrower, make payment of the same or any part thereof. Any amounts paid or deposited by Lender shall constitute Lender Expenses, shall become part of the Obligations, shall bear interest at a fluctuating rate equal to the Prime Rate plus one percent (1%), and shall be secured by the Collateral. Any payments made by Lender shall not constitute (a) an agreement by Lender to make similar payments in the future, or (b) a waiver by Lender of any

Event of Default under this Agreement. Lender need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance or Lien and the receipt of the usual official notice for the payment of moneys to a governmental entity shall be conclusive evidence that the same was validly due and owing.

         7.4 Inspection of Records. During usual business hours, upon at least twenty-four (24) hours advance notice via fax and telephone, Lender shall have the right to inspect Borrower's books and records in order to verify the amount or condition of, or any other matter relating to, the Collateral and Borrower's financial condition and to copy and make extracts therefrom; subject always to a confidentiality undertaking by the Lender.

         7.5 Waivers. Except as specifically provided for herein, Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments, chattel paper and guaranties at any time held by Lender on which Borrower may in any way be liable.

                                    SECTION 8
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         As of the date hereof Borrower hereby warrants and represents to Lender the following:

         8.1 Corporate Status. Borrower is a corporation validly existing and in good standing under the laws of the State of Florida. It is qualified and licensed to do business and is in good standing in any state in which the conduct of its business or its ownership of property requires that it be so qualified or licensed, and has the power and authority (corporate or otherwise) to execute and carry out the terms of the Loan Documents to which it is a party, to own its assets and to carry on its business as currently conducted.

         8.2 Authorization. The execution, delivery, and performance by Borrower of this Agreement and each other Loan Document(s) have been duly authorized by all necessary corporate action. Borrower has duly executed and delivered this Agreement and each other Loan Document(s) to which it is a party, and each of them constitutes a valid and binding obligation of Borrower, as applicable, enforceable according to its terms except as such enforceability may be limited by equitable principles and by bankruptcy, insolvency or similar laws affecting the rights of creditors generally.

         8.3 No Breach. The execution, delivery and performance by Borrower of this Agreement and the Loan Document(s) to which it is a party (a) will not contravene any law or any governmental rule or order binding on the Collateral;
(b) will not violate any provision of the Articles of Incorporation or Bylaws, as applicable, of Borrower; (c) will not violate any agreement or instrument by which Borrower is bound; (d) do not require any notice to consent by any governmental authority; and (e) will not result in the creation of a Lien on any assets of Borrower except the Lien to Lender granted herein.

         8.4 Taxes. All assessments and taxes, whether real, personal or otherwise, due or payable by or imposed, levied or assessed against Borrower or any of its property have been paid in full before delinquency or before the expiration of any extension period; and Borrower has made due and timely payment or deposit of all federal, state and local taxes, assessments or contributions required of it by law, except only for items that Borrower is currently contesting diligently and in good faith and that have been fully disclosed in writing to Lender or that Borrower has reserved against its financial statements.

         8.5 Litigation and Proceedings. Except as set forth in Schedule "8.5" attached hereto there are no outstanding judgments against Borrower or any of its assets and there are no actions or proceedings pending by or against Borrower before any Court or administrative agency. Borrower has no knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Borrower.

         8.6 Business. All of Borrower's franchises, authorizations, patents, trademarks, copyrights and other rights used to conduct its business are all in full force and effect and are not in known conflict with the rights of others. Borrower is not a party to or subject to any agreement or restriction that is so unusual or burdensome that it might have a material adverse effect on Borrower's business, properties or prospects.

         8.7 Laws and Agreements. Borrower is in compliance with all material agreements applicable to it, including obligations to contribute to any employee benefit plan or pension regulated by ERISA. Borrower is in material compliance with all laws applicable to it.

         8.8 Ownership of Collateral. Prior to the Lender making any Loan as set forth herein, the Borrower will be the sole owner of, and have good and marketable title to the Collateral pledged as security for such Loan.

         8.9 No Conflict. The granting of a security interest in the Collateral to the Lender will not violate the terms or provisions of any loan document or any other agreement to which the Borrower then is a party or by which it is bound.

         8.10 Security Interest. After giving effect to the Loan contemplated by this Agreement, the Lender will be the holder of a valid perfected first priority security interest in the Collateral, subject to the provisions of an Intercreditor Agreement among the Lender, [Beacon] and the Borrower of even date herewith. The Collateral pledged to the Lender will be free and clear of all Liens, except Permitted Liens and the Accounts pledged to the Lender in connection with the Loan as part of the Collateral will be free and clear of all Liens.

         8.11 Origination of Accounts. Each Account will have been originated by the Borrower in the ordinary course of its business in accordance with the Borrower's regular credit approval process and does not contravene any laws, rules or regulations applicable thereto. No pledged Account will have been selected on any basis which would have any adverse effect on the Lender.

         8.12 Legality. The Collateral and the shares of Common Stock pledged in the companion "Pledge Agreement" are not subject to the laws of, any jurisdiction whose laws would make the terms hereof or any transaction contemplated hereby unlawful.

         8.13 Consents. No consent or approval is required for the pledging of the Collateral to the Lender pursuant to the terms of this Agreement, except for such consents or approvals as have been obtained.

         8.14 Financial Condition. All financial statements and information relating to Borrower that have been or may hereafter be delivered by Borrower to Lender are, to Borrower's best knowledge and belief, accurate and complete, they present the Borrower's financial condition fairly and they have been prepared in accordance with GAAP. Borrower has no material obligations or liabilities of any kind not disclosed in that financial information, and there has been no material adverse change in the financial condition of Borrower since the date of the most recent financial statements submitted to Lender.

         8.15 Solvency. After giving effect to the transactions contemplated hereby and by the other Loan Documents Borrower now has sufficient capital to carry on the business in which it is now engaged, is solvent and is able to pay its debts as they mature.

                                    SECTION 9
                    REPRESENTATIONS AND WARRANTIES OF LENDER

         9.1 Organization, Power and Authority. Lender is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to carry on its business as it is not being conducted.

         9.2 Due Authorization; Binding Obligation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action. This Agreement is a valid and binding obligation of Lender enforceable in accordance with its terms. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement will not conflict with or violate any provisions of the Securities Act of 1933 and/or the Securities Exchange Act of 1934, and/or any related Securities and Exchange Commission Rules, and/or Rules of the National
Association of Securities Dealers, and/or the Articles of Incorporation or By-Laws of Lender, or of any law, ordinance or regulation or any decree or order of any Court or administrative or other governmental body which is either applicable to, binding upon or enforceable against it; result in any breach of or default under a material mortgage, contract, agreement, indenture, will, trust or other instrument which is either binding upon or enforceable against Lender or its assets; violate any legally protected right of any individual or entity or give to any individual or entity a right or claim; or impair or in any way limit any governmental or official license, approval, permit or authorization.

                                   SECTION 10

                                    COVENANTS

         10.1 Encumbrance of Collateral. Borrower shall not create, incur, assume or permit to exist any Lien on the Collateral now owned or hereafter acquired by Borrower, except for Liens to Lender and Permitted Liens under the terms of this Agreement.

         10.2 Assignability. Borrower shall not sell, assign, or transfer the Collateral now owned or hereafter acquired by Borrower during the term of this Agreement.

         10.3 Business. Borrower shall engage primarily in business of the same general character as that now conducted by Borrower.

         10.4 Condition and Repair. Borrower shall maintain in good repair and working order all properties used in their business and form time to time shall make all appropriate repairs and replacements thereof.

         10.5 Taxes. Borrower shall file all tax and information returns and reports required by all taxing authorities and pay all taxes, assessments and other governmental charges imposed upon it or any of its assets or in respect of any of its franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or might become a Lien or charge upon any of its assets, provided that (unless any material item or property would be lost, forfeited or materially impaired as a result thereof) no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, if Lender is notified in advance of such contest, and if Borrower establishes any reserve or other appropriate provision required by GAAP. Borrower shall make timely payment or deposit of all FICA payments and withholding taxes required of it by applicable laws and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Borrower has made such payments or deposits.

         10.6 Accounting System. Borrower at all times hereafter shall maintain a standard and modern system of accounting books and records in accordance with GAAP, with ledger and account cards or computer tapes, disks, printouts and records that contain information pertaining to the Collateral that may from time to time be requested by Lender. Borrower will provide reasonable protection against loss of or damage to books of record and account. Borrower shall not modify or change its method of accounting or enter into any agreement hereafter with any third-party accounting firm or service bureau for the preparation or storage of Borrower's accounting records without said accounting firm's or service bureau's agreeing to provide to Lender information regarding the collateral and Borrower's financial condition.

         10.7 Quarterly Financial Statements. Borrower shall furnish Lender as soon as practicable but in no event later than forty-five (45) days after the end of each of the first three (3) quarterly fiscal periods of each fiscal year with unaudited quarterly financial statements in form and substance as required by Lender, including a balance sheet, an income statement and a statement of cash flows, prepared in accordance with GAAP together with a certificate executed by the chief financial or accounting officer of Borrower stating that the financial statements fairly represent the financial condition of Borrower as of the date and for the periods covered and that as of the date of such certificate there has not been any violation of any provision of this Agreement or the happening of any Event of Default or unmatured default hereunder.

         10.8 Annual Financial Statements. Borrower shall furnish Lender as soon as practicable but in no event later than ninety (90) days after the close of each fiscal year with audited annual financial statements, which financial statements shall be prepared in accordance with GAAP and shall be certified without qualification by an independent certified public accounting firm satisfactory to Lender. With all financial statements, Borrower will also deliver a certificate of its chief financial or accounting officer attesting that no Event of Default or unmatured default under the Agreement has occurred and is continuing.

         10.9 Punctual Payment. Borrower will duly and punctually pay any and all amounts payable under the Note and the other Loan Documents, all in accordance with the terms thereof. Borrower will comply with all of the covenants, agreements and other conditions contained in this Agreement, the Note and the other Loan Documents.

         10.10 Corporate Existence. Borrower will maintain its corporate existence and the quali fication and good standing of Borrower in all jurisdictions in which such qualification and good standing are necessary in order for Borrower to conduct its businesses and own its properties.

         10.11 Compliance with Laws and Regulations. Borrower will comply, in all material respects with all laws, statutes, rules, regulations, ordinances, judgments, writs, decrees, and orders of any governmental body applicable to Borrower and Borrower will not fail to obtain (and will not allow to lapse) any license, permit or other authorization which may be or become necessary in order for Borrower to conduct its business, own its properties, and perform its Obligations under this Agreement, the Note or the other Loan Documents.

         10.12    Tax Obligations.

                  (a) Borrower shall file all tax and information returns and reports required by all taxing authorities (all prepared in accordance with applicable law), pay or cause to be paid all license fees, bonding premiums and related taxes and charges, and pay or cause to be paid all income, employment, real and personal property taxes and other governmental taxes and charges assessed against Borrower, or payable by Borrower, at such times and in such manner as to prevent any penalty or interest from accruing or any Lien or charge from attaching to any assets or property of Borrower; provided that Borrower shall have the right to contest any such fees, premiums, taxes and charges prior to the payment thereof for so long as such contest is pursued diligently and in good faith by appropriate proceedings.

                  (b) Borrower shall notify Lender promptly (and in no event later than fifteen (15) days) after becoming aware of the intent of the Internal Revenue Service or other taxing authority

(the "Taxing Authority") to assert a deficiency with respect to it, and shall promptly (and in no event later than fifteen (15) days following receipt of any notice of deficiency) inform Lender of such proposed deficiency and deliver to Lender a copy of any notices of deficiency received from the Taxing Authority. If Lender so requests and if there is a reasonable legal basis therefor, Borrower shall, take all reasonable actions necessary to contest such claimed deficiency and shall appoint outside tax counsel acceptable to Lender to contest such claims of deficiency and shall direct such counsel to consult with and to provide Lender with periodic status reports and assessments of the legal merits of the contest. At Lender's request, such contest shall continue through the appropriate administrative and court procedures including appeals therefrom until such outside tax counsel informs Lender that further contest would be inadvisable taking into account all factors (including any settlement or compromise proposed by the Taxing Authority).

         10.13 Litigation and Other Proceedings. Borrower will notify Lender promptly after Borrower knows of (i) the institution or threat of any action, suit, proceeding, governmental investigation or arbitration against or affecting Borrower or any of the material assets or property of any of them, or (ii) any material development in any such action, suit, proceeding, governmental investigation or arbitration.

         10.14 Labor Relations. Borrower will notify Lender promptly upon learning of any labor dispute to which Borrower may be a party and which involves any group of employees or independent sales representatives of Borrower.

         10.15 Insurance. Borrower will carry and maintain in full force and effect at all times with financially sound and reputable insurers (or, as to workers' compensation or similar insurance, in an insurance fund or by self-insurance authorized by the jurisdiction in which its operations are carried on):

                  (a) all worker's compensation or similar insurance as may be required under the laws of any jurisdiction;

                  (b) public liability insurance against claims for personal injury, death or property damage suffered upon, in or about any premises owned or occupied by it or occurring as a result of the ownership, maintenance or operation by it of any automobile, truck or other vehicle or as a result of any services rendered by it;

                  (c)  insurance   against  loss  or  damage  by  fire,   theft,
pilferage, explosion, spoilage or other casualty, with a replacement value and agreed amount endorsement; and

                  (d) insurance against such other risks as are usually insured against by persons of established reputation engaged in the same or similar businesses and similarly situated or as may be reasonably required by Lender.

The insurance specified in the foregoing clauses (b), (c) and (d) shall be maintained with respect to Borrower and the Collateral in such form and in such amounts as Lender may from time to time require, including provisions (A) requiring that coverage evidenced thereby shall not be terminated or materially modified without thirty (30) days' prior written notice to Lender, and (B) requiring that no claims shall be paid thereunder without ten (10) days' advance written notice to Lender. Additionally, all such insurance shall be in the name of and with loss or damage payable to Borrower and to Lender, as their interests may appear. Borrower shall deliver to Lender the original or duplicate policies, or certificates or other evidence satisfactory to Lender, of compliance with the foregoing insurance provisions. Borrower assumes all responsibility and liability arising from the use of the Collateral, either for negligence or otherwise, by whomsoever used, employed or operated, and will defend, indemnify and hold Lender harmless from and against any and all claim, loss or damage to persons or property caused by the Collateral or by its use and operation, except any such claim, loss or damage directly caused by the gross negligence or willful misconduct of Lender.

         10.16 Use of Loan Proceeds. Except with written consent of Lender, Borrower shall use the proceeds of the Loan, as drawn down from time to time, strictly in accordance with the Budget.

         10.17 Indemnification. Borrower shall indemnify, defend and hold harmless Lender and each holder of the Note and in each case its officers, directors, agents and employees from and against all losses, costs, fines, liabilities, judgments, actions, penalties, damages, injuries, claims, demands, disbursements and expenses, including reasonable attorneys' fees and costs, arising out of (a) claims by or on behalf of any brokers, finders or investment bankers made with respect to the transactions contemplated by this Agreement;
(b) the execution or consummation of this Agreement, the Note or the other Loan Documents; (c) the operation or maintenance of any of the Collateral; or (d) any aspect of, or any transaction contemplated by or referred to in, or any matter related to, this Agreement, in each case whether or not Lender or such holder is a party thereto, except to the extent such losses, cost, fines, liabilities, judgments, actions, penalties, damages, injuries, claims, demands, disbursements and expenses are directly caused by the gross negligence or willful misconduct of Lender or such holder. Borrower shall assume the settlement and defense of any suit or other legal proceeding brought to enforce any of the foregoing (with counsel reasonably satisfactory to Lender), and shall pay all judgments entered in any such suit or legal proceeding. Borrower shall not compromise or settle any such suit or other legal proceeding without the prior written consent of Lender, which consent shall not be unreasonably withheld. The indemnities and assumptions of liabilities and obligations herein provided for shall continue in full force and effect notwithstanding the termination of this Agreement.

         10.18 Notice of Default. Promptly after becoming aware of (a) the existence of (i) any Event of Default hereunder on the part of Borrower, (ii) any default by Borrower in the fulfillment of any of the terms, covenants, provisions or conditions of this Agreement or any of the Loan Documents or (iii) any default under any material note, indenture, loan agreement, mortgage, lease, deed or similar agreement or material contract to which Borrower is a party or by which it or its assets or property may be bound or affected; or (b) any indebtedness of Borrower being declared due and payable before its express maturity, or any holder of such indebtedness having the right to declare such indebtedness due and payable before its express maturity, because of the occurrence of any default (or any event which, with notice and/or lapse of time, shall constitute any such default) under such indebtedness; or (c) any litigation, suit or administrative proceeding affecting

Borrower whether or not the claim is considered by Borrower to be covered by insurance, which litigation, suit or administrative proceeding has an amount in controversy in excess of $25,000 in each instance or $175,000 in the aggregate, then in each case a certificate of an authorized financial officer of Borrower describing the nature and status of such matters and what action Borrower is taking or proposes to take with respect thereto.

         10.19 Notice of Material Adverse Change. Promptly after becoming aware of any material adverse change in the business, assets, operations or conditions, financial or otherwise, of Borrower, a certificate of the chief financial officer of Borrower setting forth the details of such material adverse change and stating what action Borrower has taken or proposes to take with respect thereto.

         10.20 Other Information. Borrower shall promptly furnish Lender such other information respecting the condition or operations, financial or otherwise, of Borrower, insurance coverage and other matters as Lender may from time to time reasonably request; provided that from and after the occurrence of an Event of Default, all reports required to be provided to Lender may, at Lender's discretion, be required to be provided with more frequency and within shorter time periods than otherwise provided.

         10.21 Working Capital Ratio. Borrower shall, at all times during the term of this Agreement and during the period that any amounts are outstanding under the Note, maintain a minimum ratio of Current Assets (as that is defined under GAAP) to Current Liabilities (as that term is defined under GAAP) of at least 1 to 1.

         10.22 Negative Covenants. From and after the date hereof and continuing so long as any of the Obligations shall remain unpaid, unless Lender shall otherwise consent in writing:

          (a) Conduct of Business. Borrower will not cease to continuously engage in its business as currently operated. Borrower will not engage in, directly or indirectly, in any other line of business without the prior written consent of Lender. Borrower shall not change its name, identity or structure or operate its business under any other name.

          (b) Transaction with Affiliates; Fees. Except for the transactions contemplated hereby and by the other Loan Documents, Borrower will not enter into, directly or indirectly, any transaction with any officer, director, employee, shareholder or affiliate of Borrower, except transactions (including without limitation payment of salaries to employees who are also shareholders) with officers, directors or employees made in the ordinary course of business and upon fair and reasonable terms which are fully disclosed to Lender in advance; or pay, fees (including, without limitation, management fees) to any officer, director, employee, partner, shareholder or affiliate, other than in the ordinary course of business.

          (c) Liens. Borrower will not create or suffer to exist, any Lien upon or with respect to their respective assets or properties, whether now owned or hereafter acquired, or assign any right to receive income, in each case to secure any indebtedness of any person, except Liens in favor of Lender.

          (d) Dividends and Stock Redemptions. Borrower will not declare or pay, directly or indirectly, any dividends, or purchase or otherwise acquire for value any of its capital stock now or hereafter outstanding; or make any distribution of assets to its stockholders.

          (e) Compensation. Borrower will not pay any bonus, grant any option, provide any perquisites to, or pay any other compensation to, any officer, director, or employee or sales representative which is not provided for in an employment or other agreement with such person or is inconsistent with past practice. Additionally, the Borrower will not amend any employment or other agreement with any officer, director, employee or sales representative which provides for extraordinary compensation in type or amount which is inconsistent with past practice.

          (f) Amendments. Borrower will not request, permit or consent to any amendment to its Certificate of Incorporation, By-Laws or other organizational documents, which amendment could have an adverse effect on Lender in its capacity as lender or secured party under this Agreement.

          (g) Environmental Matters. Borrower shall not for itself, nor shall it knowingly permit any other party to, discharge any toxic or hazardous waste or material in or on the property used in any of its business, other than in compliance with applicable environmental laws and regulations, or otherwise violate or permit a violation of any applicable law or regulation with respect to environmental matters. If and to the extent required by applicable environmental laws or regulations, Borrower shall remove and otherwise mitigate the effects of any such waste, material or violation and shall protect the value of the Collateral. In the event Borrower fails to do so in accordance with applicable environmental laws or regulations, upon not less than thirty (30) days (or lesser period if determined reasonably necessary by Lender) written notice to Borrower, Lender may remove or mitigate the effects of such waste, material or violation and any amounts paid by Lender to remove or mitigate the effects of such waste material or violation shall be part of the Obligations. Nothing contained in the immediately preceding sentence shall be construed to imply that Lender has any responsibility for any obligation to remove or otherwise mitigate the effects of such waste, material or violations.

          (h) Other Actions. Borrower will not, take any action outside the usual and ordinary course of business and consistent with past practice, except in strict conformity with the Budget. Without limiting the generality of the foregoing, Borrower will not, make any investments in or loans to, or otherwise acquire any of the capital stock of, or any equity or proprietary interest in, any other person or entity.

                                   SECTION 11
                                EVENTS OF DEFAULT

         11.1 Event of Default. An Event of Default shall be deemed to exist if any of the following events shall have occurred and be continuing:

         (a) Borrower fails to make any payment of principal or interest or any other payment on the Note on the Due Date, and such failure shall continue uncured after written notice by Lender for seven (7) business days;

         (b) Borrower fails to observe or perform any covenant, condition or agreement to be observed or performed pursuant to the terms hereof, any other Loan Document or any loan or lease agreement with respect to Indebtedness to which it is a party and such failure is not cured as soon as reasonably practicable and in any event within fifteen (15) days after written notice thereof by Lender; provided, however, if such failure is susceptible or cure, but to cure will take longer than fifteen (15) days and provided further that Borrower is diligently working to cure the default, the cure period pay exceed fifteen (15) days but in no event shall it exceed sixty (60) days;

         (c) A Court enters a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency, or other similar law then in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, or sequestrator (or other similar official) of Borrower or for any substantial part of its property, or orders the windup or liquidation of Borrower's affairs; or a petition initiating an involuntary case under any such bankruptcy, insolvency, or similar law is filed against Borrower and is pending for sixty (60) days without dismissal;

         (d) Borrower commences a voluntary case under any applicable bankruptcy, insolvency or other similar law then in effect, makes any general assignment for the benefit of creditors, fails generally to pay, or admits in writing its inability to pay, its debts as such debts become due, becomes insolvent or takes corporate action in furtherance of any of the foregoing;

         (e) Final judgment for the payment of money on any claim in excess of Twenty Five Thousand Dollars ($25,000) is rendered against Borrower and remains undischarged for thirty (30) days during which execution is not effectively stayed;

         (f) The Pledgor of the Loan revokes or attempts to revoke his pledge, or becomes the subject of an insolvency proceeding of the type described in clauses (c) or (d) above with respect to Borrower or fails to observe or perform any covenant, condition or agreement to be performed under any Loan Document to which it is a party;

         (g)  Borrower   makes  any  payment  on  account  of  any   Subordinate
Obligations, other than payments specifically permitted by the terms of such subordination of this Agreement;

         (h) Any person holding any Subordinate Obligations becomes the subject of any proceeding resulting in a final adjudication that the subordination arrangement is terminated, or terminates the subordination arrangement.

         (i) The Collateral or any part thereof is sold, agreed to be sold, conveyed or allocated by operation of law or otherwise;

         (j) Borrower is enjoined, restrained or in any way prevented by Court order from continuing to conduct all or any material part of its business affairs;

         (k) A judgment or other claim in excess of Twenty Five Thousand Dollars ($25,000) becomes a Lien upon any or all of Borrower's assets, other than a Permitted Lien;

         (l) A notice of Lien, levy or assessment in excess of Twenty Five Thousand Dollars ($25,000) is filed of record with respect to any or all of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal or other government authority; or any tax or debt owing at any time hereafter to any one or more of such entities becomes a Lien upon any or all of Borrower's assets and the same is not paid on the payment date thereof, except to the extent such tax or debt is being contested by Borrower as permitted in Section 8.4; or

         (m) There is a material impairment of the value of the Collateral or priority of Lender's Liens on the Collateral.

         (n) If any warranty, representation or statement of fact made herein or furnished to Lender at any time by or on behalf of any of the Borrower or Pledgor proves to have been false or misleading in any material respect when made or furnished;

         (o) If the Borrower shall execute or file a certificate or other instrument evidencing the legal change of name without furnishing Lender at least ten (10) days' prior written notice thereof;

         (p) In the event the Borrower shall be dissolved;

         (q) the Borrower shall fail to maintain its corporate existence in good standing;

         (r) If the Borrower shall make or send notice of an intended bulk transfer, or fail, after demand, to furnish any financial information or permit the inspection of books or records of account;

         (s) If the Borrower shall voluntarily or otherwise suspend or interrupt the transaction of its usual business for ten (10) business days other than by reason of strikes.

         11.2 Transfer of Collateral. Upon and during the continuation of an Event of Default, at its discretion, Lender may, whether or not any of the Obligations be due, in its name or in the name of Borrower or otherwise, notify any account debtor or the obligor on any instrument to make payment to Lender, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any commercially reasonable compromise or settlement deemed desirable by Lender with respect to, any of the Collateral, but shall be under no obligation to do so, and/or Lender may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of the Collateral on commercially reasonable terms, or release any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, Borrower. At any time, Lender may assign, transfer and/or deliver to any transferee of any of the Obligations any or all of the Collateral, and thereafter Lender shall be fully discharged from all responsibility with respect to the Collateral so assigned, transferred and/or delivered. Such transferee shall be vested with all the powers and rights of Lender hereunder with respect to such Collateral, but Lender shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned, transferred or delivered.

                                   SECTION 12
                                    REMEDIES

         12.1 Specific Remedies. Upon the occurrence of any Event of Default or at any time thereafter Lender may declare the Loan to be due and payable immediately upon notice, whereupon they shall immediately become due and payable without presentment, demand, or protest of any kind, all of which are hereby expressly waived by Borrower and Lender shall have the following rights and remedies in addition to all rights and remedies of a secured party under the Uniform Commercial Code or other applicable statute or rule relating to Security Interests in Accounts and otherwise, in any jurisdiction in which enforcement is sought, all such rights and remedies being cumulative and not exclusive:

         (a) Lender may set off against the Loan, the Collateral and/or the shares of Common Stock pledged under the companion Pledge Agreement, and all balances, credits, deposits, accounts, or moneys of Borrower then or thereafter held with Lender, including amounts represented by certificates of deposit.

         (b) Lender may pay, purchase, contest or compromise any encumbrance, charge or Lien that, in the opinion of Lender, appears to be prior or superior to its Lien and pay all reasonable expenses incurred in connection therewith.

         (c) Lender may: (i) notify the Account Debtors set forth in Schedule "3.1" to make payment on Accounts directly to Lender; (ii) settle, adjust, compromise, extend or renew Accounts in a commercially reasonable manner, whether before or after legal proceedings to collect such Accounts have commenced; (iii) prepare and file any bankruptcy proofs of claim or similar documents against any Account Debtor; (iv) prepare and file any notice, assignment, satisfaction, or release of Lien, UCC termination statement or any similar document; (v) sell or assign Accounts, individually or in bulk, upon such terms, for such amounts, and at such time or times in a commercially reasonable manner; and (vi) complete the performance required of Borrower under any contract or agreement to which Borrower is a party and out of which Accounts arise or may arise.

         (d) Lender may at any time and from time to time, with or (if and to the extent permitted by applicable law) without process of law and with or (if and to the extent permitted by applicable law) without the aid and assistance of others, enter upon any premises in which the Collateral or any part thereof may be located and, without resistance or interference by Borrower, take possession of the Collateral; and/or dispose of all or any part of the Collateral located on any premises of Borrower; and/or require Borrower to assemble and make available to Lender all or any part of the Collateral at any place and time designated by Lender; and/or remove all or any part of the Collateral from any premises on which any part thereof may be located for the purpose of effecting preservation or sale or other disposition thereof; and/or sell, resell, lease, assign and deliver, or otherwise dispose of, the Collateral or any part thereof in its existing condition on commercially reasonable terms or following any commercially reasonable preparation or processing, at public or private proceedings, in one or more parcels at the same or different times with or without having the Collateral at the place of sale or other disposition, for cash, upon credit or for future delivery, and in connection therewith Lender may grant options, at such place or places and time or times and to such persons, firms or corporations on commercially reasonable terms as Lender deems best, and without demand for performance, and/or liquidate or dispose of the Collateral or any part thereof in any other commercially reasonable manner. Provided notice has been given in accordance herewith, failure of Borrower to contest on the grounds of commercial reasonability shall be deemed a waiver of said defense.

         (e) If any of the Collateral is sold by Lender upon credit or for future delivery, Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Lender may resell such Collateral. Borrower hereby waives all equity and right of redemption. Lender may buy any part or all of the Collateral at any public sale and if any part of the Collateral is of a type which is the subject of widely distributed standard price quotations, Lender may buy at a private sale, all free from any equity or right of redemption which is hereby waived and released by Borrower, and Lender may make payment therefor (by endorsement without recourse) in notes of Borrower to the order of Lender in lieu of cash to the amount then due thereon which Borrower hereby agrees to accept.

         (f) Lender may apply the cash proceeds actually received from any sale or other disposition to the expenses of selling, to all reasonable legal fees and expenses, court costs, collection charges, travel and other expenses which may be incurred by Lender in attempting to collect the Obligations or to enforce this Agreement and realize upon the Collateral, or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Obligations in such order and as to principal and/or interest due under the Note as Lender may in its sole discretion determine; and Borrower shall at all times be and remain liable and, after crediting the net proceeds of sale or other disposition as aforesaid, will pay Lender on demand any deficiency remaining, including interest thereon and the balance of any expenses at any time unpaid, with any surplus to be paid to Borrower, subject to any duty of Lender to the holder of any subordinate security interest in the Collateral known to Lender but only to the extent required by law.

         12.2 Proceeds. Any of the proceeds of the Collateral received by Borrower shall not be commingled with other property of Borrower, but shall be segregated, held by Borrower in trust for Lender as the exclusive property of Lender, and Borrower will immediately deliver to Lender the identical checks, moneys or other proceeds of Collateral received, and Lender shall have the right to endorse the name of Borrower on any and all checks, or other forms of remittance received, where such endorsement is required to effect collection. Borrower hereby designates, constitutes and appoints Lender and any designee or agent of Lender as attorney-in-fact of Borrower, irrevocably and with power of substitution, to endorse the name of Borrower on any notes, acceptances, checks, drafts, money orders or other evidences of payment or proceeds of the Collateral that may come into Lender's possession; to sign the name of Borrower on any invoices, documents, drafts against account debtors of Borrower, assignments, requests for verification of accounts and notices to debtors of Borrower; to execute any endorsements, assignments, or other instruments of conveyance or transfer; and to do all other acts and things necessary and advisable in the sole discretion of Lender to carry out and enforce this Agreement. Said attorney or designee shall not be liable for any acts or commission or omission nor for any error of judgment or mistake of fact or law. This power of attorney is coupled with an interest and irrevocable while any of the Obligations shall remain unpaid.

                                   SECTION 13
                                  MISCELLANEOUS

         13.1 Liability Disclaimer. Except for reasonable care of Collateral in its possession, under no circumstances whatsoever shall Lender be deemed to assume any responsibility for, or obligation or duty with respect to, any part or all of the Collateral, of any nature or kind whatsoever, or any matter or proceeding arising out of or relating thereto. Lender shall not be required to take any action of any kind to collect or protect any interest in the Collateral, including, but not limited to, any action necessary to preserve its or Borrower's rights against prior parties to any of the Collateral. Lender shall not be liable or responsible in any way for the safekeeping, care or custody of any of the Collateral (except for reasonable care of Collateral in its possession), or for any loss or damage thereto, or for any diminution in the value thereof, or for any act or default of any agent or bailee of Lender or Borrower, or of any carrier, forwarding agency or other person whomsoever, or for the collection of any proceeds, but the same shall be at Borrower's sole risk at all times. Borrower hereby releases Lender from any claims, causes of action and demands at any time arising out of or with respect to this Agreement or the Obligations, and any actions taken or omitted to be taken by Lender with respect thereto, except for such claims, causes of action, demands and/or actions directly caused by Lender's gross negligence or willful misconduct, and Borrower agrees to defend and hold Lender harmless from and with respect to any and all such claims, causes of action and demands, except for such claims, causes of action, demands and/or actions directly caused by Lender's gross negligence or willful misconduct. Lender's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand for payment of the Obligations or of any suit or other proceeding for the collection of the Obligations.

         13.2 Delay and Waiver. No delay or omission to exercise any right shall impair any such right or be a waiver thereof, but any such right may be exercised from time to time and as often as may be deemed expedient and no single or partial waiver by Lender of any default or other right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. A waiver on one occasion shall be limited to that particular occasion.

         13.3 Waivers. Borrower hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all other notices and demands whatsoever (except as expressly provided herein) whether or not relating to such instruments. In the event of any litigation at any time arising with respect to any matter connected with this Agreement or the Obligations, Borrower hereby waives the right to a trial by jury and Borrower hereby waives any and all rights of setoff and rights to interpose counterclaims of any nature except for counterclaims which are compulsory or which would be lost for failure to be raised.

         13.4 Application of Payments. In addition to its other rights herein, Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the Obligations. To the extent that Borrower makes a payment or payments to Lender or Lender receives any payment or proceeds of any security for such Obligations for Borrower's benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

         13.5 Consent to Jurisdiction. As a further inducement to Lender to enter into this Agreement and to make the Advances and in consideration thereof, Borrower covenants and agrees that (i) any state or federal court within the State of New York shall have personal jurisdiction over Borrower, and (ii) service of any summons and complaint or other process in any such action or proceeding may be made by registered or certified mail directed to Borrower at Borrower's address set forth below, and service so made shall be deemed to be completed upon the earlier of actual receipt or three (3) days after the same shall have been posted as aforesaid, Borrower hereby waiving personal service thereof. Nothing in this paragraph shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction. Borrower and Lender agree that any claim or suit between or among the parties hereto involving this Agreement, any of the other Loan Documents or any transactions contemplated hereby or thereby shall be brought in and decided by the state or federal courts located in Nassau County, New York.

         13.6 Complete Agreement. This Agreement, the Schedules and the companion Loan Documents are the complete understanding of the parties hereto and supersede all previous understandings relating to the subject matter hereof. This Agreement may be amended only by an instrument in writing that explicitly states that it amends this Agreement and is signed by the party against whom enforcement of the amendment is sought. This Agreement may be executed in counterparts, each of which will be an original and all of which will constitute a single Agreement.

         The representations, warranties, covenants and agreements set forth in this Agreement and in the financial statements and schedules delivered pursuant hereto constitute all the representations, warranties, covenants and agreements of the parties and upon which the parties have relied, shall not be deemed waived or otherwise affected by any investigation made by any party hereto and, except as may be specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

         13.7 Severability; Headings. If any part of this Agreement or the application thereof to any Person or circumstance is held invalid, the remainder of this Agreement shall not be affected thereby. The Section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement.

         13.8 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; however, Borrower may not assign any of its rights or delegate any of its Obligations hereunder. Lender (and any subsequent assignee) may transfer and assign this Agreement and deliver the collateral to the assignee, who shall thereupon have all of the rights of Lender; and Lender (or such subsequent assignee who in turn assigns as aforesaid) shall then be relieved and discharged of any responsibility or liability with respect to his Agreement and said Collateral.

         13.9 Notices. Any notices under or pursuant to this Agreement shall be deemed duly sent when delivered in hand or when mailed by registered or certified mail, return receipt requested, or when delivered by courier or when transmitted by telex, telecopy, or similar electronic medium to the following addresses:




   If to Borrower:       LocalNet Communications, Inc.
                         12735 Gran Bay Parkway West, Building 200
                         Jacksonville, Florida  32241
                         Telephone:        (904) 680-6690
                         Telecopier:       (904) 680-6642
                         Attention:        Rudy C. Theale, Jr., CEO


                With a copy to:

                         Robert E. Meshel, P.C.
                         601 California Street, Suite 1900
                         San Francisco, California  94108
                         Telephone:        (415) 956-2436

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                         Telecopier:       (415) 956-4971
                         Attention:        Robert E. Meshel, Esq.

         If to Lender:
                         Compu-DAWN, Inc.
                         77 Spruce Street
                         Cedarhurst, New York  11516
                         Telephone:        (516) 374-6700
                         Telecopier:       (516) 374-9410
                         Attention:        Mark Honigsfeld, CEO


            With a copy to:
                         Certilman Balin Adler & Hyman, LLP
                         90 Merrick Avenue
                         East Meadow, New York  11554
                         Telephone:        (516) 296-7000
                         Telecopier:       (516) 296-7111
                         Attention:        Fred Skolnik, Esq. and
                                           Gavin C. Grusd, Esq.

         Either party may change such address by sending notice of the change to the other party; such change of address shall be effective only upon actual receipt of the notice by the other party.

         13.10 Governing Law. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

         13.11 No Third Party Beneficiaries. No person or entity not a party to this Agreement shall be entitled to the benefits of, or may rely on, or enforce, this Agreement or the other Loan Documents.

         13.12 Publicity. Borrower will not issue any report, statement, release or other public announcement (in the case of a verbal announcement Lender shall approve the script of such

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announcement)  pertaining  to the  matters  contemplated  by this  Agreement  or otherwise disclose the terms hereof without the prior written consent of Lender.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement by their duly authorized officers as of the date first above written.

                                  LENDER:

ATTEST:                           Compu-DAWN, Inc.

                                  By: /s/ Mark Honigsfeld
                                     -----------------------------------------
                                     Mark Honigsfeld, Chief Executive Officer

                                  BORROWER:

ATTEST:                           LocalNet Communications, Inc.

                                  By: /s/ Rudy C. Theale, Jr.
                                     ------------------------------------------
                                     Rudy C. Theale, Jr.,Chief Executive Officer

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                                SCHEDULE 1.1 (s)

                             SUBORDINATE OBLIGATIONS


1.       Name                                        Amount
         ----                                        ------
         Rudy C. Theale                              $140,000
         Robert E. Turner IV                          100,000
         Robert E. Meshel                              50,000


2. Boca Research, Inc. shall subordinate its security interest in the assets of the Borrower to the security interest of the Lender.

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                                  SCHEDULE 2.2

                    12% ONE (1) YEAR SECURED PROMISSORY NOTE

See attached.

                                       31

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                                  SCHEDULE 2.3

                                 USE OF PROCEEDS


Proceeds will be used for the purposes listed on the attached schedule.

                              SCHEDULE 2.6 (b)(iv)

                                 FORM OF OPINION


See attached.

                                       33

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                                SCHEDULE 2.7 (h)

                         INDEBTEDNESS TO BE SUBORDINATED


See Schedule 1.1(s)(1).

                                       34

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                                SCHEDULE 6.1(a).

                        MATERIAL CONTRACTS AND AGREEMENTS


See attached.

                                  SCHEDULE 8.5

                          OUTSTANDING CLAIMS/LITIGATION


None.


                                       36

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